UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): January 8, 2003




                     INDUSTRI-MATEMATIK INTERNATIONAL CORP.
                  ------------------------------------------
              (Exact Name of registrant specified in its charter)




         Delaware                    0-21359                   51-0374596
      -----------------        -----------------           -----------------
      (State or other       (Commission File Number)       (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
       Incorporation)





       901 Market Street, Suite 475
             Wilmington, DE                                   19801
      --------------------------------                 -------------------
      (Address of principal executive                       (Zip Code)
                 offices)



                    Registrant's telephone number: (302) 777-1608

ITEM 5.  OTHER EVENTS

         On January 1, 2003, Timothy Campbell began serving as President and Chief Executive Officer of Industri-Matematik International Corp.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INDUSTRI-MATEMATIK INTERNATIONAL CORP.


                                     By: /s/ Marvin S. Robinson
                                         ----------------------------
                                     Name: Marvin S. Robinson
                                     Title: Secretary
Date:  January 8, 2002